Exhibit 10.3
Upon recordation, return to:
Timothy J. Boyce, Esq.
Dechert LLP
Bank of America Corporate Center
100 North Tryon Street, Suite 4000
Charlotte, NC 28202
WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE
J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL
PASS-THROUGH CERTIFICATES, SERIES 2005-LDP2
LOAN ASSUMPTION

AND

SUBSTITUTION AGREEMENT
Date: as of September 30, 2005

LOAN ASSUMPTION AND SUBSTITUTION AGREEMENT
     THIS LOAN ASSUMPTION AND SUBSTITUTION AGREEMENT (this “Agreement”) is made and entered into as of September 30, 2005, by and among AMREIT WESTSIDE PLAZA, IP, a Texas limited partnership, having an address of 8 Greenway Plaza, Suite 1000, Houston, Texas 77046 (“Assuming Borrower”) AMREIT MONTHLY INCOME & GROWTH FUND III, LTD., a Texas limited partnership (“MIG III”), and AMREIT, a Texas real estate investment trust (“AmREIT”), each having an address of 8 Greenway Plaza, Suite 1000, Houston, Texas 77046 (MIG III and AmREIT, individually and collectively, if more than one, “Assuming Indemnitor”), SHAFER PLAZA I, LTD., a Texas limited partnership having an address at 3001 Knox Street, Suite 207, Dallas, Texas 75205 (“Original Borrower”), and STEVEN G. SHAFER, having an address at 3907 Gillion, Dallas, Texas (“Original Indemnitor”) in favor of WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL PASS-THROUGH CERTIFICATES, SERIES 2005-LDP2, whose mailing address is Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attn: Corporate Trust Services (CMBS), J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, (“Wells Fargo”) and CBA-MEZZANINE CAPITAL FINANCE, LLC, a Delaware limited liability company (“CBA” and together with Wells Fargo, “Lender”).
Recitals
    A.       J. P. Morgan Chase Bank, N.A. (the “Original Lender”), pursuant to the Loan Documents (as hereinafter defined) made a loan to Original Borrower in the original principal amount of $10,880,000.00 (the “Loan”). The Loan is evidenced and secured by the following documents executed in favor of Original Lender by Original Borrower:
(1)	Fixed Rate Note (A Loan) dated May 2, 2005, payable by Original Borrower to Original Lender in the original principal amount of $10,240,000.00 (the “A Note”);

(2)	Fixed Rate Note (B Loan) dated May 2, 2005, payable by Original Borrower to Original Lender in the original principal amount of $640,000.00 (the “B Note” and together with the A Note, the “Note”);

(3)	Deed of Trust and Security Agreement of even date with the Note, granted by Original Borrower to Original Lender, recorded under County Clerk’s File No. Y434419 in the Official Records of Harris County County, Texas (“Recorder’s Office”) (the “Mortgage”);

(4)	Assignment of Leases and Rents of even date with the Note granted by Original Borrower to Original Lender, recorded under County Clerk’s File No. Y434420, in the Recorder’s Office (the “Assignment”);

(5)	UCC-1 financing statements with Original Borrower as debtor and Original Lender as secured party, filed with the Recorder’s Office under County Clerk’s

File No. Y434423 and with the Secretary of State for the State of Texas as Instrument No. 05-0014365256 (collectively the “Financing Statements”);
(6)	Guaranty by and between Original Indemnitor and Original Lender of even date with the Note (the “Indemnity Agreement”)

(7)	Environmental Indemnity Agreement by and between Original Borrower, Original Indemnitor and Original Lender of even date with the Note (the “Environmental Indemnity Agreement”); and

(8)	Escrow Agreement for Reserves and Impounds by and between Original Borrower and Original Lender of even date with the Note (the “Escrow Agreement”)
The foregoing documents, together with any and all other documents executed by Original Borrower and/or Original Indemnitor in connection with the Loan, are collectively called the “Loan Documents.” As used herein, the term “Assuming Obligors” shall mean Assuming Borrower and Assuming Indemnitor; the term “Original Obligors” shall mean Original Borrower and Original Indemnitor.
     B. Original Lender assigned, sold and transferred its interest in the A Note and all related Loan Documents to Wells Fargo and Wells Fargo is the current holder of Original Lender’s interest in the A Note and the related Loan Documents.
     C. Original Lender assigned, sold and transferred its interest in the B Note and all related Loan Documents to CBA and CBA is the current holder of Original Lender’s interest in the B Note and the related Loan Documents.
     D. Original Borrower continues to be the owner of the Property (as defined below).
     E. Pursuant to that certain Purchase and Sale Agreement by and between Original Borrower and AmREIT Realty Investment Corp. (as amended and as assigned to Assuming Borrower, the “Sales Agreement”), Original Borrower agreed to sell, and Assuming Borrower agreed to purchase, that certain real property more particularly described on Exhibit A attached hereto, together with all other property encumbered by the Mortgage and the other Loan Documents (collectively, the “Property”). The Sales Agreement requires that the Assuming Borrower assume the Loan and the obligations of Original Borrower under the Loan Documents, and conditions the closing of the sale of the Property upon the Lender’s consent to the sale of the Property and the assumption of the Loan.
     F. Pursuant to Section 8 of the Mortgage, Original Borrower has the right to sell the Property to a third party subject to the satisfaction of certain conditions specified therein. Original Borrower and Assuming Borrower have requested that Lender consent to the sale, conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower, subject to the Mortgage and the other Loan Documents, and to the assumption by Assuming Borrower of the Loan and the assumption by Assuming Obligors of the obligations of Original Obligors under the Loan Documents.

     G. Lender is willing to consent to the sale, conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower, subject to the Mortgage and the other Loan Documents, and to the assumption by Assuming Borrower of the Loan and the assumption by Assuming Obligors of the obligations of Original Obligors under the Loan Documents, on and subject to the terms and conditions set forth in this Agreement and in the Mortgage and in the other Loan Documents.
     H. Lender, Original Obligors and Assuming Obligors by their respective executions hereof, evidence their consent to the transfer of the Property to Assuming Borrower and the modification and assumption of the Loan Documents as hereinafter set forth.
Statement of Agreement
     In consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:
     1. Representations, Warranties, and Covenants of Original Obligors, Release of Lender.
          (a) Original Obligors hereby represent to Lender, as of the date hereof, that (i) simultaneously with the execution and delivery hereof, Original Borrower has conveyed and transferred all of the Property to Assuming Borrower; (ii) simultaneously with the execution and delivery hereof, Original Borrower has assigned and transferred to Assuming Borrower all leases, tenancies, security deposits and prorated rents of the Property in effect as of the date hereof (“Leases”) retaining no rights therein or thereto; (iii) Original Borrower has not received a mortgage from Assuming Borrower encumbering the Property to secure the payment of any sums due Original Borrower or obligations to be performed by Assuming Borrower; (iv) the Mortgage is a valid first lien on the Property for the full unpaid principal amount of the Loan and all other amounts as stated therein; (v) there are no defaults by them under the provisions of the Loan Documents; (vi) there are no defenses, set-offs or rights of defense, set-off or counterclaim whether legal, equitable or otherwise to the obligations evidenced by or set forth in the Loan Documents; (vii) all provisions of the Loan Documents are in full force and effect, except as modified herein; (viii) there are no subordinate liens of any kind covering or relating to the Property nor are there any mechanics’ liens or liens for unpaid taxes or assessments encumbering the Property, nor has notice of a lien or notice of intent to file a lien been received and (ix) the representations and warranties made by Original Obligors in the Loan Documents or in any other documents or instruments delivered in connection with the Loan Documents, including, without limitation, all representations and warranties with respect to environmental matters, are true, on and as of the date hereof, with the same force and effect as if made on and as of the date hereof.
          (b) Original Obligors hereby covenant and agree that: (i) from and after the date hereof, Lender may deal solely with Assuming Obligors in all matters relating to the Loan, the Loan Documents, and the Property; (ii) they shall not at any time hereafter take (x) a mortgage or other lien encumbering the Property or (y) a pledge of direct or indirect interests in Assuming Borrower from Assuming Obligors to secure any sums to be paid or obligations to be performed by Assuming Obligors so long as any portion of the Loan remains unpaid; and (iii)

Lender has no further duty or obligation of any nature relating to this Loan or the Loan Documents to Original Obligors.
Original Obligors understand and intend that Lender shall rely on the representations, warranties and covenants contained herein.
     2. Representations, Warranties, and Covenants of Assuming Obligors.
          (a) Assuming Obligors hereby represent and warrant to Lender, as of the date hereof, that: (i) simultaneously with the execution and delivery hereof, Assuming Borrower has purchased from Original Borrower all of the Property, and has accepted Original Borrower’s assignment of the Leases; (ii) Assuming Borrower has assumed the performance of Original Borrower’s obligations under the Leases; (iii) Assuming Borrower has not granted to Original Borrower (x) a mortgage or other lien upon the Property or (y) a pledge of direct or indirect interests in the Assuming Borrower to secure any debt or obligations owed to Original Borrower; (iv) to the knowledge of Assuming Obligors, no Event of Default (as defined in the Mortgage) has occurred or is continuing; (v) to the knowledge of Assuming Obligors, all provisions of the Loan Documents are in full force and effect; (vi) to the knowledge of Assuming Obligors, the representations and warranties made in the Loan Documents or in any other documents or instruments delivered in connection with the Loan Documents are true, on and as of the date hereof; and (vii) Assuming Obligors have reviewed all of the Loan Documents and consent to the terms thereof.
          (b) Assuming Borrower shall not hereafter, without Lender’s prior consent in accordance with the terms of the Loan Documents, further encumber the Property or sell or transfer the Property or any interest therein, except as may be specifically permitted in the Loan Documents. Assuming Obligors have no knowledge that any of the representations and warranties made by the Original Obligors herein are untrue, incomplete, or incorrect.
          (c) Assuming Indemnitor hereby represents and warrants to the Lender that Assuming Indemnitor is an affiliate of the Assuming Borrower and Assuming Indemnitor will derive substantial economic benefit from the Lender’s agreement to consent to the transaction described herein. The Assuming Indemnitor hereby acknowledges and agrees that the Assuming Indemnitor has executed this Agreement and agreed to be bound by the covenants and agreements set forth herein in order to induce the Lender to consent to the transaction described herein. Accordingly, the Assuming Indemnitor acknowledges that the Lender would not consent to the transaction described herein without the execution and delivery by the Assuming Indemnitor of this Agreement.
Assuming Obligors understand and intend that Lender shall rely on the representations, warranties and covenants contained herein.
          3. Assumption of Obligations of Borrower. Subject to the terms of the Loan Documents limiting the liability of the “Maker”, Assuming Borrower hereby assumes the Debt (as defined in the Mortgage) and Assuming Borrower hereby assumes all the other respective past, present and future obligations of Original Borrower of every type and nature set forth in the Loan Documents in accordance with their respective terms and conditions, as the same may be modified by this Agreement. Assuming Borrower further agrees to abide by and be bound by all of the terms of the Loan Documents applicable to the “Borrower”, in accordance with their respective terms and conditions, including but not limited to, the representations, warranties, covenants, assurances and indemnifications therein, all as though each of the Loan Documents had been made, executed, and delivered by Assuming Borrower. Assuming Borrower agrees to pay when and as due all sums due under the Note and agrees pay, perform, and discharge each and every other obligation of payment and performance of the “Borrower” pursuant to and as set forth in the Loan Documents at the time, in the manner and otherwise in all respects as therein provided. Assuming Borrower hereby acknowledges, agrees and warrants that (i) there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, which would enable Assuming Borrower to avoid or delay timely performance of their obligations under the Loan Documents, as applicable; (ii) there are no monetary encumbrances or liens of any kind or nature against the Property except those created by the Loan Documents, and (iii) all rights, priorities, titles, liens and equities securing the payment of the Note are expressly recognized as valid and are in all things renewed, continued and preserved in force to secure payment of the Note, except as amended herein.
     4. Assumption of the Obligations of the Indemnitor under the Indemnity Agreement and Environmental Indemnity Agreement; Substitution of Indemnitor. From and after the date of this Agreement, the Assuming Indemnitor shall be obligated and responsible for the performance of each and all of the obligations and agreements of the “Indemnitor”, “Guarantor” and/or “Principal” (collectively referred to herein as “Indemnitor”) under the Indemnity Agreement, the Environmental Indemnity Agreement and the other Loan Documents to which Original Indemnitor is a party, and the Assuming Indemnitor shall be liable and responsible for each and all of the liabilities of the Indemnitor thereunder, and shall be substituted in lieu of and in place of the Original Indemnitor, as fully and completely as if the Assuming Indemnitor had originally executed and delivered such Loan Documents as the Indemnitor thereunder, including, without limitation, all of those obligations, agreements and liabilities which would have, but for the provisions of this Agreement, been the obligations, agreements and liabilities of the Original Indemnitor, without regard to when such obligations, agreements and liabilities arise, accrue or have arisen or accrued, and without regard to the Indemnitor then responsible or liable therefor at the time of such accrual. From and after the date hereof, the Assuming Indemnitor further agrees to abide by and be bound by all of the terms of the Loan Documents having reference to the Indemnitor, all as though each of the Loan Documents to which the Original Indemnitor is a party had been made, executed, and delivered by the Assuming Indemnitor as the Indemnitor. From and after the date hereof, the Assuming Indemnitor hereby agrees to pay, perform, and discharge each and every obligation of payment and performance of the Indemnitor under, pursuant to and as set forth in the Loan Documents at the time, in the manner and otherwise in all respects as therein provided. With respect to the Environmental Indemnity, the liability of Assuming Indemnitor shall be joint and several with that of the Assuming Borrower.
     5. Notices to Indemnitor. Without amending, modifying or otherwise affecting the provisions of the Loan Documents except as expressly set forth herein, the Lender shall, from and after the date of this Agreement, deliver any notices to the Indemnitor which are required to be delivered pursuant to the Loan Documents, or are otherwise delivered by the Lender thereunder at Lender’s sole discretion, to the Assuming Indemnitor’s address set forth above.

     6. Consent to Conveyance, Assumption and Substitution of Indemnitor; Release of Original Obligors; Future Release of AmREIT.
         (a) Subject to the terms and conditions set forth in this Agreement, Lender consents to: (i) the sale, conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower, subject to the Mortgage and the other Loan Documents; (ii) the assumption by Assuming Borrower of the Loan and the obligations of Original Borrower under the Loan Documents; and (iii) the assumption by Assuming Indemnitor of the obligations of the Original Indemnitor under the Loan Documents to which Original Indemnitor is a party. The Original Obligors are hereby released from any liability to Lender under any and all of the Loan Documents arising or first accruing subsequent to the transfer of the Property to Assuming Borrower and the assumption by Assuming Borrower and Assuming Indemnitor hereunder. Lender’s consent to such transfer and assumption shall, however, not constitute its consent to any subsequent transfers of the Property. Original Obligors hereby acknowledge and agree that the foregoing release shall not be construed to release Original Obligors from any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the closing of the transaction described herein.
         (b) Subject to the terms and conditions set forth in this agreement, Lender agrees to execute the Release of Indemnitor Agreement in substantially the form attached hereto as Exhibit B in order to release AmREIT from its obligations as an Assuming Indemnitor, following Lender’s determination (which determination shall be made in its sole discretion), that MIG III has achieved a minimum “Tangible Net Worth” of $15 million. For purposes of this Agreement, “Tangible Net Worth” shall be calculated, as of a given date, in conformance with GAAP by subtracting total liabilities from total tangible assets. AmREIT and MIG III agree to provide to Lender certified balance sheet for MIG III which are, in Lender’s sole discretion, sufficient to determine MIG III’s tangible net worth as defined above. AmREIT shall only be released from its obligations as an Assuming Indemnitor upon the execution of a Release of Indemnitor Agreement in substantially the form attached hereto as Exhibit B.
     7. Release and Covenant Not to Sue. Original Obligors and Assuming Obligors, on behalf of themselves and their heirs, successors and assigns, hereby release and forever discharge Lender, any trustee of the Loan, any servicer of the Loan, each of their respective predecessors in interest and successors and assigns, together with the officers, directors, partners, employees, investors, certificate holders and agents of each of the foregoing (collectively the “Lender Parties”), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities demands or causes of action of any nature, at law or in equity, known or unknown, which Original Obligors and Assuming Obligors now have by reason of any cause, matter, or thing through and including the date hereof, including, without limitation, matters arising out of or relating to: (a) the Loan, including, without limitation, its funding, administration and servicing; (b) the Loan Documents; (c) the Property; (d) any reserve and/or escrow balances held by Lender or any servicers of the Loan; or (e) the sale, conveyance, assignment and transfer of the Property. Original Obligors and Assuming Obligors, on behalf of themselves and their heirs, successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action.
     8. Acknowledgment of Indebtedness.
          (a) A Note. This Agreement recognizes the reduction of the principal amount of the A Note and the payment of interest thereon to the extent of payments made by Original Borrower prior to the date of execution of this Agreement. The parties acknowledge and agree that, as of the date of this Agreement, the principal balance of the A Note is $10,219,630.43 and interest on the Note is paid to July 31, 2005. Assuming Borrower acknowledges and agrees that the Loan, as evidenced and secured by the Loan Documents, is a valid and existing indebtedness payable by Assuming Borrower to Lender. The parties acknowledge that Lender is holding the following escrow and/or reserve balances:

Tax Escrow:	$142,829.88
Insurance Escrow:	$13,557.69
Replacement Reserve:	$1,076.06
Repair and Remediation Reserve:	$0.00
Tenant Improvements and Leasing Commissions:	$8,150.00
Other Reserves:	$212,100.00
          (b) B Note. This Agreement recognizes the reduction of the principal amount of the B Note and the payment of interest thereon to the extent of payments made by Original Borrower prior to the date of execution of this Agreement. The parties acknowledge and agree that, as of the date of this Agreement, the principal balance of the B Note is $639,915.29 and interest on the Note is paid to July 31, 2005. Assuming Borrower acknowledges and agrees that the Loan, as evidenced and secured by the Loan Documents, is a valid and existing indebtedness payable by Assuming Borrower to Lender. The parties acknowledge that Lender is holding the following escrow and/or reserve balances:

Tax Escrow:	$0.00
Insurance Escrow:	$0.00
Replacement Reserve:	$0.00
Repair and Remediation Reserve:	$0.00
Tenant Improvements and Leasing Commissions:	$0.00
Other Reserves:	$0.00
          (c) The parties acknowledge and agree that Lender shall continue to hold the escrow and reserve balances for the benefit of Assuming Borrower in accordance with the terms of the Loan Documents. Original Obligors covenant and agree that the Lender Parties have no further duty or obligation of any nature to Original Obligors relating to such escrow and/or reserve balances. Original Obligors hereby release and forever discharge the Lender Parties from any obligations to Original Obligors relating to such escrow and/or reserve balances. Assuming Obligors acknowledge and agree that the funds listed above constitute all of the reserve and escrow funds currently held by Lender with respect to the Loan and authorize such funds to be transferred to an account controlled by Lender for the benefit of Lender and Assuming Borrower.
     9. Modifications of the Loan Documents. The Mortgage is hereby modified as follows:
          (a) Section 14.1 of the Mortgage is hereby deleted in its entirety and the following substituted in its stead:
          “14.1 Notices. All notices, demands, requests or other written communications hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, in any event addressed to the intended addressee addressed as follows:

If to Borrower:	AmREIT Westside Plaza, LP
8 Greenway Plaza, Suite 1000
Houston, TX 77046
Attn: H. Kerr Taylor

With a copy to:	Wilson, Cribbs & Goren, P.C.
2500 Fannin
Houston, TX 77002
Attn: Peggy J. Felder, Esquire

If to Lender:	Wells Fargo Bank, N.A., as Trustee for the Registered
Holders of the J.P. Morgan Chase Commercial Mortgage
Securities Corp., Commercial Pass-Through Certificates,
Series 2005-LDP2
Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attn: Corporate Trust Services (CMBS), J.P. Morgan
Chase Commercial Mortgage Securities Corp., Series 2005-LDP2

with a copy to:	Dechert LLP
Bank of America Center
100 North Tryon Street, Suite 4000
Charlotte, North Carolina 28202
Attn: Timothy J. Boyce, Esq.

All notices, demands and requests shall be effective (i) upon delivery, if delivered in person, (ii) one (1) business day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) business days after having been deposited in the United States mail as provided above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days’ prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.”
          (b) Section 12.1 (Security Agreement) of the Mortgage is hereby modified to substitute the name and address (as listed above) of Lender, as Secured Party, and Assuming Borrower, as Debtor, in place of the Secured Party and Debtor names and addresses set forth therein.
          (c) Section 8.3(a) and Section 8.3(b) of the Mortgage are deleted in their entirety.
     10. Interest Accrual Rate and Monthly Installment Payment Amount to Remain the Same. The interest rate and the monthly payments set forth in the Note shall remain unchanged. Prior to the occurrence of an Event of Default hereunder or under the Note, interest shall accrue on the principal balance outstanding from time to time at the Applicable Interest Rate (as defined in each of the A Note and the B Note) and principal and interest (which does not include such amounts as may be required to fund escrow obligations under the terms of the Loan Documents) shall continue to be paid in accordance with the provisions of the Note.
     11. Conditions. This Agreement shall be of no force and effect until each of the following conditions has been met to the complete satisfaction of Lender:
          (a) Fees and Expenses. Original Borrower and/or Assuming Borrower shall pay, or cause to be paid at closing: (i) all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, filing fees, surveyor fees, broker fees, transfer or mortgage taxes, rating agency confirmation fees, application fees, all third party fees, search fees, transfer fees, inspection fees, title insurance policy or endorsement premiums or other charges of Title Company and the fees and expenses of legal counsel to any Lender Party and any applicable rating agency and (ii) an assumption fee to Lender in the amount of $108,595.45 being one percent (1%) of the combined outstanding principal balances of the A Note and the B Note as of the date of the transfer and assumption contemplated by this Agreement, the regularly scheduled monthly payments due September 2005 and October 2005 under the Loan, and the other fees and expenses outlined in the beneficiary statement distributed to the parties by Lender.
          (b) Other Conditions. Satisfaction of all requirements under the Loan Documents and the closing checklist for this transaction as determined by Lender and Lender’s counsel in their sole discretion.

     12. Default.
          (a) Breach. Any breach of Assuming Obligors or Original Obligors of any of the representations and warranties contained herein shall constitute a default under the Mortgage and each other Loan Document.
          (b) Failure to Comply. Any failure of Assuming Obligors or Original Obligors to fulfill any one of the conditions set forth in this Agreement shall constitute a default under this Agreement and the Loan Documents.
     13. No Further Consents. Assuming Obligors and Original Obligors acknowledge and agree that Lender’s consent herein contained is expressly limited to the sale, conveyance, assignment and transfer herein described, that such consent shall not waive or render unnecessary Lender’s consent or approval of any subsequent sale, conveyance, assignment or transfer of the Property, and that Section 8 of the Mortgage, as amended herein, shall continue in full force and effect.
     14. Additional Representations, Warranties and Covenants of Assuming Obligors. As a condition of this Agreement, Assuming Obligors represent and warrant to Lender as follows:
          (a) Assuming Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas. Assuming Borrower has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents.
          (b) AmREIT Westside Plaza GP, Inc., is a corporation duly organized and validly existing in good standing under the laws of the State of Texas. AmREIT Westside Plaza GP, Inc., is, and shall remain, the sole General Partner of Assuming Borrower and has full power and authority to enter into this Agreement as General Partner on behalf of Assuming Borrower, and to execute this Agreement.
          (c) AmREIT Monthly Income & Growth III Fund, Ltd. is a limited partnership duly organized and validly existing under the laws of the State of Texas and is qualified to do business and in good standing in the State of Texas. MIG III has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents to which it is a party.
          (d) AmREIT is a real estate investment trust duly organized and validly existing under the laws of the State of Texas. AmREIT has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents to which it is a party
          (e) This Agreement and the Loan Documents constitute legal, valid and binding obligations of Assuming Obligors enforceable in accordance with their respective terms. Neither the entry into nor the assumption and performance of and compliance with this Agreement or any of the Loan Documents has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Assuming Obligors or any property of Assuming Obligors are bound or any statute, rule or regulation applicable to Assuming Obligors.
          (f) There is no action, proceeding or investigation pending or threatened which questions, directly or indirectly, the validity or enforceability of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto, or which might result in any material adverse change in the condition (financial or otherwise) or business of Assuming Obligors. All closing funds have been contributed as a capital contribution and are not secured directly or indirectly by an interest in the Borrower or the Property.
          (g) There has been no legislative action, regulatory change, revocation of license or right to do business, fire, explosion, flood, drought, windstorm, earthquake, accident, other casualty or act of God, labor trouble, riot, civil commotion, condemnation or other action or event which has had any material adverse effect, on the business or condition (financial or otherwise) of Assuming Obligors or any of their properties or assets, whether insured against or not, since Assuming Obligors submitted to Lender their request to assume the Loan.
          (h) The financial statements and other data and information supplied by Assuming Obligors in connection with Assuming Obligors’ request to assume the Loan or otherwise supplied in contemplation of the assumption of the Loan by Assuming Obligors were in all material respects true and correct on the dates they were supplied, and since their dates no material adverse change in the financial condition of Assuming Obligors has occurred, and there is not any pending or threatened litigation or proceedings which might impair to a material extent the business or financial condition of Assuming Obligors.
          (i) Without limiting the generality of the assumption of the Loan Documents by Assuming Obligors, Assuming Obligors hereby specifically remake and reaffirm the representations, warranties and covenants set forth in the Mortgage, the Indemnity Agreement and the Environmental Indemnity Agreement.
          (j) No representation or warranty of Assuming Obligors made in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.
          (k) Assuming Borrower hereby represents and warrants to Lender that Assuming Borrower will not permit the transfer of any interest in Assuming Borrower to any person or entity (or any beneficial owner of such entity) who is listed on the specifically Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) an/or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of Office of Foreign Asset Control, Department of the Treasury or pursuant to any other applicable Executive Orders (such lists are collectively referred to as the “OFAC Lists”). Assuming Borrower will not knowingly enter into a lease with any party who is listed on the OFAC Lists. Assuming Borrower shall immediately notify Lender if Assuming Borrower has knowledge that any member of beneficial owner of Assuming

Borrower is listed on the OFAC Lists of (A) is indicted on or (B) arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Assuming Borrower shall immediately notify Lender if Assuming Borrower knows that any tenant is listed on the OFAC Lists or (A) is convicted on, (B) pleads nolo contender to, (C) is indicted on or (D) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Assuming Borrower further represents and warrants to Lender that Assuming Borrower is currently not on the OFAC list.
15. Additional Representations, Warranties and Covenants of Original Obligors. As a condition of this Agreement, Original Obligors represent and warrant to Lender as follows:
          (a) Original Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas. Original Borrower has full power and authority to enter into and carry out the terms of this Agreement and to convey the Property and assign the Loan Documents.
          (b) Shafer Plaza One CM, Inc. is a corporation duly organized and validly existing in good standing under the laws of the State of Texas and is authorized to transact business as a foreign corporation in each jurisdiction in which such authorization is necessary for the operation of the business or properties of Original Borrower. Shafer Plaza One CM. Inc. is the sole General Partner of Original Borrower and has full power and authority to enter into this Agreement as General Partner on behalf of Original Borrower, and to execute this Agreement.
          (c) Each Original Indemnitor is a resident of the State of Texas and is legally competent to execute this Agreement.
          (d) This Agreement, the Sales Agreement and all other documents executed by Original Obligors in connection therewith, constitute legal, valid and binding obligations of Original Obligors enforceable in accordance with their respective terms. Neither the entry into nor the performance of and compliance with this Agreement, the Sales Agreement and all other documents executed by Original Obligors in connection therewith has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Original Obligors or any property of Original Obligors are bound or any statute, rule or regulation applicable to Original Obligors.
          (e) Original Obligors have not received any written notices from any governmental entity claiming that Original Obligors or the Property is not presently in compliance with any laws, ordinances, rules, and regulations bearing upon the use and operation of the Property, including, without limitation, any notice relating to zoning laws or building code regulations.
          (f) The Certified Rent Roll provided to Lender of even date herewith, is a true, complete and accurate summary of all tenant leases (“Tenant Leases” or individually a “Tenant Lease”) affecting the Property as of the date of this Agreement. No rent has been prepaid under any Tenant Lease except rent for the current month. Each Tenant Lease has been duly executed and delivered by, and, to the knowledge of Original Obligors, is a binding obligation of, the respective tenant, and each Tenant Lease is in full force and effect. Each

Tenant Lease represents the entire agreement between the landlord and the respective tenant and no Tenant Lease has been terminated, renewed, amended, modified or otherwise changed without the prior written consent of Lender as provided in the Loan Documents. Except as explicitly identified on the certified rent roll dated September 30, 2005, provided by Original Borrower, the tenant under each Tenant Lease has taken possession of and is in occupancy of the premises therein described and is open for business. Except as explicitly identified on the certified rent roll dated September 30, 2005, provided by Original Borrower, rent payments have commenced under each Tenant Lease, and all tenant improvements in such premises and other conditions to occupancy and/or rent commencement have been completed by Landlord. All obligations of the landlord under the Tenant Leases have been performed, and no event has occurred and no condition exists that, with the giving of notice or lapse of time or both, would constitute a default by Landlord under any Tenant Lease. There are no offsets or defenses that any tenant has against the full enforcement of any Tenant Lease by the landlord thereunder. Each Tenant Lease is fully and freely assignable by the landlord without notice to or the consent of the tenant thereunder.
          (g) Original Borrower is the current owner of the Property. There are no pending or threatened suits, judgments, arbitration proceeding, administrative claims, executions or other legal or equitable actions or proceedings against Original Obligors or the Property, or any pending or threatened condemnation or annexation proceedings affecting the Property, or any agreements to convey any portion of the Property, or any rights thereto, not disclosed in this Agreement, including, without limitation to any governmental agency.
          (h) No representation or warranty of Original Obligors made in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.
     16. Incorporation of Recitals. Each of the Recitals set forth above in this Agreement are incorporated herein and made a part hereof.
     17. Property Remains as Security for Lender. All of the Mortgaged Property as described and defined in the Mortgage shall remain in all respects subject to the lien, charge or encumbrance of the Mortgage, and, except as expressly set forth herein, nothing herein contained and nothing done pursuant hereto shall affect or be construed to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Note or the Mortgage, nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other security for the Note, if any, held by Lender.
     18. No Waiver by Lender. Nothing contained herein shall be deemed a waiver of any of Lender’s rights or remedies under any of the Loan Documents, or under applicable law.
     19. References. From and after the date hereof: (a) references in any of the Loan Documents to any of the other Loan Documents will be deemed to be references to such of the Loan Documents as modified by this Agreement; (b) references in the Loan Documents to Borrower or Mortgagor shall hereafter be deemed to refer to Assuming Borrower; (c) references in the Indemnity Agreement, Environmental Indemnity Agreement and the other Loan

Documents to the Guarantor, Indemnitor or Principal shall hereafter be deemed to refer to Assuming Indemnitor; and (d) all references to the term “Loan Documents” in the Mortgage and Assignment of Rents shall hereinafter refer to the Loan Documents referred to herein, this Agreement, and all documents executed in connection with Agreement.
     20. Relationship with Loan Documents. To the extent that this Agreement is inconsistent with the Loan Documents, this Agreement will control and the Loan Documents will be deemed to be amended hereby. Except as amended hereby, the Loan Documents shall remain unchanged and in full force and effect.
     21. Captions. The headings to the Sections of this Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.
     22. Partial Invalidity. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement.
     23. Entire Agreement. This Agreement and the documents contemplated to be executed herewith constitutes the entire agreement among the parties hereto with respect to the assumption of the Loan and shall not be amended unless such amendment is in writing and executed by each of the parties. The Agreement supersedes all prior negotiations regarding the subject matter hereof. This Agreement and the Loan Documents may not be amended, revised, waived, discharged, released or terminated orally, but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.
     24. Binding Effect. This Agreement and the documents contemplated to be executed in connection herewith shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the foregoing provisions of this Section shall not be deemed to be a consent by Lender to any further sale, conveyance, assignment or transfer of the Property by Assuming Borrower.
     25. Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which will be an original, but all of which, taken together, will constitute one and the same Agreement.
     26. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State where the Property is located.
     27. Effective Date. This Agreement shall be effective as of the date of its execution by the parties hereto and thereupon is incorporated into the terms of the Loan Documents.
     28. Time of Essence. Time is of the essence with respect to all provisions of this Agreement.

     29. Cumulative Remedies. All remedies contained in this Agreement are cumulative and Lender shall also have all other remedies provided at law and in equity or in the Mortgage and other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Lender and may be exercised in any order and as often as occasion therefor shall arise.
     30. Construction. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and that no provision shall be construed against or interpreted to the disadvantage of any party. Assuming Obligors and Original Obligors have had sufficient time to review this Agreement, have been represented by legal counsel at all times, have entered into this Agreement voluntarily and without fraud, duress, undue influence or coercion of any kind. No representations or warranties have been made by Lender to any party except as set forth in this Agreement.
     31. WAIVER OF JURY TRIAL. ORIGINAL OBLIGORS, ASSUMING OBLIGORS AND LENDER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE LOAN DOCUMENTS OR THIS.

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Assumption and Substitution Agreement to be duly executed by their duly authorized representatives as of the date above written.

ASSUMING BORROWER:	AMREIT WESTSIDE PLAZA, LP

	By:	AmREIT Westside Plaza GP, Inc., a Texas corporation, its General Partner

		By:	/s/ H. Kerr Taylor

Name: H. Kerr Taylor
Title: President
STATE OF TEXAS
COUNTY OF HARRIS
     This instrument was acknowledged before me on this 29 day of Sept., 2005 by H. Kerr Taylor, President of AmREIT Westside Plaza GP, Inc., a Texas corporation, General Partner of AmREIT Westside Plaza, LP, a Texas limited partnership, on behalf of said corporation and limited partnership.

/s/ Deborah Korkmas

Notary Public in and for The State of Texas
Signature Page — Loan Assumption and Substitution Agreement

ASSUMING INDEMNITOR:	AMREIT MONTHLY INCOME & GROWTH FUND III, LTD., a Texas limited partnership

	By:	AmREIT Monthly Income & Growth III Corporation, a Texas limited partnership, its General Partner

		By:	/s/ H. Kerr Taylor

		Name:	H. Kerr Taylor
		Title:	President
STATE OF TEXAS
COUNTY OF HARRIS
     This instrument was acknowledged before me on this 29 day of Sept., 2005 by H. Kerr Taylor, President of AmREIT Monthly Income and Growth Fund III Corporation, a Texas corporation, General Partner of AmREIT Monthly Income and Growth Fund III, Ltd., a Texas limited partnership, on behalf of said corporation and limited partnership.

/s/ Deborah Korkmas

Notary Public in and for The State of Texas
Signature Page — Loan Assumption and Substitution Agreement

AMREIT, a Texas real estate investment trust

By:	/s/ H. Kerr Taylor

Name:	H. Kerr Taylor
Title:	President
STATE OF TEXAS
COUNTY OF HARRIS
     This instrument was acknowledged before me on this 29 day of Sept., 2005 by H. Kerr Taylor, President of AmREIT, a Texas real estate investment trust, on behalf of said trust.

/s/ Deborah Korkmas

Notary Public in and for The State of Texas
Signature Page — Loan Assumption and Substitution Agreement

ORIGINAL BORROWER:	SHAFER PLAZA I, LTD.

	By:	Shafer Plaza One CM, Inc., a Texas corporation, its General Partner

		By:	/s/ Steven G. Shafer

		Name:	Steven G. Shafer
		Title:	President
STATE OF TEXAS
COUNTY OF DALLAS
     This instrument was acknowledged before me on this 29th day of September, 2005 by Steven G. Shafer, President of Shafer Plaza One CM, Inc., a Texas corporation, General Partner of Shafer Plaza I, Ltd., a Texas limited partnership, on behalf of said corporation and limited partnership.

/s/ Ellen Grant

Notary Public in and for The State of Texas
Signature Page — Loan Assumption and Substitution Agreement

ORIGINAL INDEMNITOR:
/s/ Steven G. Shafer

Name: Steven G. Shafer
STATE OF TEXAS
COUNTY OF DALLAS
     This instrument was acknowledged before me on this 29th day of September, 2005 by Steven G. Shafer.

/s/ Ellen Grant

Notary Public in and for The State of Texas
Signature Page — Loan Assumption and Substitution Agreement

LENDER:	WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL PASS-THROUGH CERTIFICATES, SERIES 2005-LDP2

	By:	Wachovia Bank, National Association, solely in its capacity as Master Servicer, as authorized under that certain Pooling and Servicing Agreement dated as of June 1, 2005

By:	/s/ Timothy Teague

Name: Title:	Timothy Teague Associate

STATE OF NORTH CAROLINA	)
	)	ss
COUNTY OF MECKLENBURG	)
On the 27th day of September, 2005, before me, the undersigned Notary Public in and for said County and State, personally appeared Tim Teague, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

/s/ Michelle Morrison

Notary Public My Commission Expires 5-17-2009
Signature Page- Loan Assumption and Substitution Agreement

CBA-MEZZANINE CAPITAL FINANCE, LLC, a Delaware limited liability company

By:	Wells Fargo Bank, N.A., As Trustee For The Registered Holders Of The J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Pass-Through Certificates, Series 2005-LDP2, pursuant to a power of attorney granted in that certain Intercreditor Agreement among Noteholder dated as of May 2, 2005

By:	Wachovia Bank, National Association, solely in its capacity as Master Servicer, as authorized under that certain Pooling and Servicing Agreement dated as of June 1, 2005

By:	/s/ Timothy Teague

Name:	Timothy Teague
Title:	Associate

STATE OF NORTH CAROLINA	)
	)	ss
COUNTY OF MECKLENBURG	)
On the 27th day of September, 2005, before me, the undersigned Notary Public in and for said County and State, personally appeared Tim Teague, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

/s/ Michelle Morrison

Notary Public My Commission Expires 5-17-2009
Signature Page— Loan Assumption and Substitution Agreement

EXHIBIT “A”
TRACT I:
All that certain 3.7626-acre tract of land situated in the John D. Taylor Survey, Abstract No. 72, Harris County, Texas being a portion of Unrestricted Reserve “C”, Block 1 of Dunvale at Westheimer Sam’s Club/Walmart, a subdivision of record under Film Code No. 356093 of the Harris County Map Records, said 3.7626 acre tract of land being more particularly described by metes and bounds as follows:
BEGINNING at a found “X” cut in concrete on the northerly cutback corner at the intersection of Westheimer Road (120' Right-of-Way) and Dunvale Road (70' R.O.W.);
THENCE, North 87 Degrees 33 Minutes 11 Seconds East, with the south right-of-way line of Westheimer Road and the north property line of said Unrestricted Reserve “C”, a distance of 542.29 feet to a found “X” cut in concrete for the northeast corner of the herein described tract;
THENCE, South 02 Degrees 51 Minutes 07 Seconds East, departing the south right-of-way line Westheimer Road and the north property line of said Unrestricted Reserve “C”, a distance of 174.60 feet to a found 5/8 inch iron rod for an angle point;
THENCE, South 17 Degrees 44 Minutes 45 Seconds West, a distance of 130.77 feet to a found 5/8 inch iron rod for the southeast corner of the herein described tract;
THENCE, South 87 Degrees 08 Minutes 53 Seconds West, a distance of 512.69 feet to a found 5/8 inch iron rod on the east right-of-way line of Dunvale Road and the west property line said Unrestricted Reserve “C” for the southwest corner of the herein described tract;
THENCE, North 02 Degrees 34 Minutes 51 Seconds West, with the east right-of-way line of Dunvale Road and the west property line of said Unrestricted Reserve “C”, a distance of 285.95 feet to a found 5/8 inch iron rod for the southerly cutback corner;
THENCE, North 42 Degrees 29 Minutes 10 Seconds East, with said corner cutback, a distance of 21.19 feet to the Point of Beginning and containing 3.7626 acres of land.
TRACT II:
NON-EXCLUSIVE EASEMENT ESTATE as to ingress and egress as created in that certain Declaration of Easements and Restrictions dated September 19, 1994 and recorded under Clerk’s File No. R075370, as amended by First Amendment to Declaration of Access Easement and Restrictions dated January 30, 1996 and recorded under Clerk’s File No. R778938 of the Official Public Records of Real Property of Harris County, Texas over and across the following described property:

All that certain 0.826-acre (35,988 sq. feet) tract of land situated in the John D. Taylor Survey, Abstract No. 72, Harris County, Texas being a portion of Unrestricted Reserve “C”, Block 1 of Dunvale at Westheimer Sam’s Club/Walmart, a subdivision of record under Film Code No. 356093 of the Harris County Map Records, said 3.7626 acre tract of land being more particularly described by metes and bounds as follows:
COMMENCING at the northeast corner of said Unrestricted Reserve “C” and on the south right-of-way line of Westheimer Road (120’ Right-of-Way);
THENCE, South 87 Degrees 33 Minutes 11 Seconds West, with the said right-of-way line of Westheimer Road, a distance of 496.03 feet for the POINT OF BEGINNING of the herein described tract;
THENCE, leaving the south right-of-way line of Westheimer Road and through and across said Unrestricted Reserve “C”, the following courses and distances:
South 02 Degrees 51 Minutes 07 Seconds East, a distance of 162.91 feet;
South 17 Degrees 44 Minutes 45 Seconds West, a distance of 180.82 feet;
South 87 Degrees 08 Minutes 53 Seconds West, a distance of 460.25 feet;
South 02 Degrees 34 Minutes 51 Seconds East, a distance of 122.89 feet;
South 87 Degrees 25 Minutes 09 Seconds West, a distance of 82.00 feet to the east right-of-way line of Dunvale Road (called 70.00 right-of-way), and the west line of said Unrestricted Reserve “C”;
THENCE, North 02 Degrees 34 Minutes 51 Seconds West, with the said east right-of-way line of said Dunvale Road, a distance of 36.00 feet;
THENCE, leaving the said east right-of-way line of Dunvale Road and through and across said Unrestricted Reserve “C”, the following courses and distances:
North 87 Degrees 25 Minutes 09 Seconds East, a distance of 57.00 feet;
North 02 Degrees 34 Minutes 51 Seconds West, a distance of 122.27 feet;
North 87 Degrees 08 Minutes 53 Seconds East, a distance of 455.69 feet;
North 17 Degrees 44 Minutes 45 Seconds East, a distance of 130.77 feet;
North 02 Degrees 51 Minutes 07 Seconds West, a distance of 174.60 feet to the said south right-of-way line of Westheimer Road;

THENCE, North 87 Degrees 33 Minutes 11 Seconds East, with said right-of-way line of Westheimer Road, a distance of 47.00 feet to the POINT OF BEGINNING and containing 0.826 acres (35,988 square feet) of land.

EXHIBIT B
RELEASE OF INDEMNITOR

EXHIBIT B
RELEASE OF INDEMNITOR
     THIS RELEASE OF INDEMNITOR (this “Release Agreement”) is made and entered into as of                      , 20                      , by and among AMREIT, a Texas real estate investment trust (the “Indemnitor”), AMREIT MONTHLY INCOME & GROWTH III FUND, LTD., a Texas limited partnership (the “Remaining Indemnitor” and together with Indemnitor, the “Assuming Indemnitor”) AMREIT WESTSIDE PLAZA, LP, a Texas limited partnership (the “Borrower”), WELLS FARGO BANK, N.A., as Trustee for the Registered Holders of the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP2 (“Wells Fargo”) and CBA-Mezzanine Capital Finance, LLC (“CBA”, and together with Wells Fargo, the “Lender”).
Recitals
     A.   J. P. Morgan Chase Bank, N.A. (the “Original Lender”), pursuant to the Loan Documents (as hereinafter defined) made a loan to Borrower’s predecessor in interest (“Original Borrower) in the original principal amount of $10,880,000.00 (the “Loan”). The Loan is evidenced and secured by the following documents executed in favor of Original Lender by Original Borrower:
(1)	Fixed Rate Note (A Loan) dated May 2, 2005, payable by Original Borrower to Original Lender in the original principal amount of $10,240,000.00 (the “A Note”);

(2)	Fixed Rate Note (B Loan) dated May 2, 2005, payable by Original Borrower to Original Lender in the original principal amount of $640,000.00 (the “B Note” and together with the A Note, the “Note”);

(3)	Deed of Trust and Security Agreement of even date with the Note, granted by Original Borrower to Original Lender, recorded under County Clerk’s File No. Y434419 in the Official Records of Harris County County, Texas (“Recorder’s Office”) (the “Mortgage”);

(4)	Assignment of Leases and Rents of even date with the Note granted by Original Borrower to Original Lender, recorded under County Clerk’s File No. Y434420, in the Recorder’s Office (the “Assignment”);

(5)	UCC-1 financing statements with Original Borrower as debtor and Original Lender as secured party, filed with the Recorder’s Office under County Clerk’s File No. Y434423 and with the Secretary of State for the State of Texas as Instrument No. 05-0014365256 (collectively the “Financing Statements”);

(6)	Guaranty by and between Steven G. Shafer (the “Original Indemnitor”) and Original Lender of even date with the Note (the “Indemnity Agreement”);

EXHIBIT B
(7)	Environmental Indemnity Agreement by and between Original Borrower, Assuming Indemnitor’s predecessor in interest and Original Lender of even date with the Note (the “Environmental Indemnity Agreement”); and

(8)	Escrow Agreement for Reserves and Impounds by and between Original Borrower and Original Lender of even date with the Note (the “Escrow Agreement”)
The foregoing documents, together with any and all other documents executed by Original Borrower and/or Original Indemnitor in connection with the Loan, are collectively called the “Original Loan Documents..”
     B. Original Lender assigned, sold and transferred its interest in the A Note and all related Loan Documents to Wells Fargo and Wells Fargo is the current holder of Original Lender’s interest in the A Note and the related Loan Documents.
     C. Original Lender assigned, sold and transferred its interest in the B Note and all related Loan Documents to CBA and CBA is the current holder of Original Lender’s interest in the B Note and the related Loan Documents.
     D. Pursuant to that certain Purchase and Sale Agreement by and between Original Borrower and AmREIT Realty Investment Corp. (as amended and as assigned to Assuming Borrower, the “Sales Agreement”), Original Borrower agreed to sell, and Assuming Borrower agreed to purchase, that certain real property more particularly described on Exhibit A attached hereto, together with all other property encumbered by the Mortgage and the other Loan Documents (collectively, the “Property”) and pursuant to that certain Loan Assumption and Substitution Agreement by and among Borrower, Assuming Indemnitor, Original Indemnitor, Original Borrower and Lender dated as of September 30, 2005 (the “Assumption Agreement” and together with the Original Loan Documents, the “Loan Documents”).
     B. The Borrower and the Indemnitor have requested that the Lender consent to the release of the Indemnitor, from and after the date of this Substitution Agreement, from the obligations, agreements and liabilities arising hereinafter under the Loan Documents (the “Release of Indemnitor”).
     F. The Lender has required, among other things, as a condition of its consent to such requested Release of Indemnitor that the Remaining Indemnitor achieve a Tangible Net Worth (as defined in the Assumption Agreement) of twelve (12) million dollars.
     G. The Lender, by execution hereof, consents to the Release of the Indemnitor.

EXHIBITS B
Statement of Agreement
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.	Recitals. The foregoing recitals are incorporated herein by this reference as if fully set forth at this point in the text of this Release Agreement.

2.	Acknowledgment and Agreement of Borrower and Remaining Indemnitor. The Remaining Indemnitor, by its execution hereof, hereby acknowledges, ratifies and reaffirms its obligation to pay and perform each and all of its obligations, agreements and liabilities under, pursuant to and in accordance with the Guaranty and Environmental Indemnity, as fully and completely as if Remaining Indemnitor were re-executing and re-delivering each of the Guaranty, the Environmental Indemnity and the other Loan Documents as of the date of this Release Agreement. Further, the Remaining Indemnitor and the Borrower, by their respective executions hereof, evidence their consent to the release of the Indemnitor from the obligation to perform and be liable for each and all of the obligations, agreements and liabilities which arise or accrue from and after the date hereof, under the Loan Documents.

3.	Release of Indemnitor. From and after the date of this Release Agreement, the Indemnitor shall, with respect only to those matters first arising or accruing after the date of this Release Agreement and in connection with which the Indemnitor had no involvement nor capacity to direct or control, be released of its liability under the Loan Documents. The Indemnitor hereby acknowledges and agrees that the release set forth herein shall not be construed to release the Indemnitor from any liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or upon the date of this Release Agreement, whether or not such acts, events or obligations are, as of the date of this Release Agreement, known or ascertainable.

4.	No Waiver by Lender. Except as expressly set forth herein, nothing contained herein shall be deemed a waiver of any of the Lender’s rights or remedies under any loan agreement, the Note, the Mortgage, the Assignment or any of the other Loan Documents.

5.	Relationship with Loan Documents. To the extent that this Release Agreement is inconsistent with the Loan Documents, this Release Agreement will control and the Loan Documents will be deemed to be amended hereby. Except as amended hereby, the Loan Documents shall remain unchanged and in full force and effect.

6.	Captions. The headings to the sections of this Release Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

7.	Partial Invalidity. If any provision of this Release Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable,

EXHIBIT B
and this Release Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Release Agreement.

8.	Entire Agreement. This Release Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof (it being hereby acknowledged and agreed that this Release Agreement is not intended to address or otherwise relate to the liability or obligations of the Borrower under any of the Loan Documents). This Release Agreement shall not be amended unless such amendment is in writing and executed by each of the parties. This Release Agreement supersedes all prior negotiations regarding the subject matter hereof.

9.	Binding Effect. This Release Agreement and the documents contemplated to be executed in connection herewith shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the foregoing provisions of this Section shall not be deemed to be a consent by the Lender to any further sale, conveyance, assignment or transfer of the Property by the Borrower.

10.	Multiple Counterparts. This Release Agreement may be executed in multiple counterparts, each of which will be an original, but all of which, when taken together, will constitute one and the same Release Agreement.

11.	Governing Law. This Release Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

12.	Effective Date. This Release Agreement shall be effective as of the date of its execution by the parties hereto and thereupon is incorporated into the terms of the Loan Documents.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EXHIBIT B
     IN WITNESS WHEREOF, the parties hereto have executed this Release Agreement to be effective as of the date first aforesaid.

BORROWER:	AMREIT WESTSIDE PLAZA, LP

	By:	AmREIT Westside Plaza GP, Inc., a Texas corporation, its General Partner

By:

Name:

Title:

REMAINING INDEMNITOR:	AMREIT MONTHLY INCOME &GROWTH FUND III, LTD., a Texas limited partnership

	By:	AmREIT Monthly Income & Growth III Corporation, a Texas limited partnership, its General Partner

By:

Name:

Title:

INDEMNITOR	AMREIT, a Texas real estate investment trust

By:

Name:

Title:

EXHIBIT B
     IN WITNESS WHEREOF, the parties hereto have executed this Release Agreement to be effective as of the date first aforesaid.

LENDER:	WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL PASS-THROUGH CERTIFICATES, SERIES 2005-LDP2

	By:	Wachovia Bank, National Association, solely in its capacity as Master Servicer, as authorized under that certain Pooling and Servicing Agreement dated as of June 1,2005

By:

Name:

Title:

CBA-MEZZANINE CAPITAL FINANCE, LLC, a Delaware limited liability company

By:	Wells Fargo Bank, N.A., As Trustee For The Registered Holders Of The J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Pass-Through Certificates, Series 2005-LDP2, pursuant to a power of attorney authorized in that certain Intercreditor Agreement among Noteholder dated as of May 2, 2005

By:	Wachovia Bank, National Association, solely in its capacity as Master Servicer, as authorized under that certain Pooling and Servicing Agreement dated as of June 1, 2005

By:

Name:

Title: